           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights" and  "Independent  Registered  Public  Accounting Firm" and to the
use of our report dated June 4, 2004 included in this  Registration  Statement
(Form  N-1A  Nos.  333-106014  and  811-21370)  of  Oppenheimer  International
Large-Cap Core Fund (the sole fund constituting the Oppenheimer  International
Large-Cap Core Trust).

ERNST & YOUNG LLP
------------------------
/s/ERNST & YOUNG LLP

New York, New York
August 23, 2004